Consolidated Quarterly Holdings Report
for
Fidelity® Commodity Strategy Central Fund
October 31, 2022
CRC-NPRT1-1222
1.901065.114
Money Market Funds - 90.1%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (a) (Cost $782,277,669)	782,128,424	782,284,850

TOTAL INVESTMENT IN SECURITIES - 90.1% (Cost $782,277,669)	782,284,850
NET OTHER ASSETS (LIABILITIES) - 9.9% (b)	85,842,338
NET ASSETS - 100.0%	868,127,188

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Commodity Futures Contracts
CBOT Corn Contracts (United States)	159	Dec 2022	5,497,425	946,416	946,416
CBOT Corn Contracts (United States)	452	Mar 2023	15,746,550	188,374	188,374
CBOT Corn Contracts (United States)	691	Jul 2023	23,813,588	(239,225)	(239,225)
CBOT HRW Wheat Contracts (United States)	118	Dec 2022	5,774,625	757,119	757,119
CBOT KC HRW Wheat Contracts (United States)	209	Mar 2023	10,180,913	237,408	237,408
CBOT KC HRW Wheat Contracts (United States)	25	May 2023	1,152,782	(84)	(84)
CBOT Soybean Contracts (United States)	452	Jan 2023	32,080,700	3,951	3,951
CBOT Soybean Contracts (United States)	418	Mar 2023	17,108,740	92,520	92,520
CBOT Soybean Contracts (United States)	119	Jul 2023	8,446,867	(355)	(355)
CBOT Soybean Meal Contracts (United States)	392	Jan 2023	16,428,720	598,937	598,937
CBOT Soybean Meal Contracts (United States)	59	Jul 2023	2,360,727	(176)	(176)
CBOT Soybean Oil Contracts (United States)	413	Jan 2023	17,497,158	2,001,876	2,001,876
CBOT Soybean Oil Contracts (United States)	436	Mar 2023	17,822,808	1,459,946	1,459,946
CBOT Soybean Oil Contracts (United States)	73	Jul 2023	2,778,227	(218)	(218)
CBOT Wheat Contracts (United States)	223	Dec 2022	9,837,088	938,736	938,736
CBOT Wheat Contracts (United States)	165	Mar 2023	7,418,813	61,896	61,896
CBOT Wheat Contracts (United States)	62	May 2023	2,662,248	(185)	(185)
CME Lean Hogs Contracts (United States)	144	Feb 2023	5,094,720	(86,154)	(86,154)
CME Lean Hogs Contracts (United States)	134	Apr 2023	5,016,960	109,202	109,202
CME Live Cattle Contracts (United States)	61	Feb 2023	3,802,130	(20,833)	(20,833)
CME Live Cattle Contracts (United States)	251	Apr 2023	15,971,130	106,935	106,935
CME Live Cattle Contracts (United States)	87	Jun 2023	5,372,250	(335)	(335)
COMEX Copper Contracts (United States)	269	Mar 2023	22,599,363	(607,137)	(607,137)
COMEX Copper Contracts (United States)	136	May 2023	11,391,700	(167,751)	(167,751)
COMEX Gold 100 oz. Contracts (United States)	682	Dec 2022	111,595,660	(7,167,369)	(7,167,369)
COMEX Silver Contracts (United States)	348	Dec 2022	33,251,400	(1,694,910)	(1,694,910)
ICE Brent Crude Contracts (United Kingdom)	770	Jan 2023	68,714,800	(384,161)	(384,161)
ICE Coffee 'C' Contracts (United States)	256	Mar 2023	16,708,800	(423,917)	(423,917)
ICE Cotton No. 2 Contracts (United States)	187	Mar 2023	6,698,340	(1,746,441)	(1,746,441)
ICE Cotton No. 2 Contracts (United States)	25	Jul 2023	894,372	(88)	(88)
ICE Low Sulphur Gasoil Contracts (United States)	376	Jan 2023	36,763,400	3,505,978	3,505,978
ICE Sugar No. 11 Contracts (United States)	1,005	Feb 2023	20,227,032	181,363	181,363
ICE Sugar No. 11 Contracts (United States)	434	Apr 2023	8,209,891	(217,845)	(217,845)
LME Aluminum Contracts (United Kingdom)	188	Jan 2023	10,443,400	348,877	348,877
LME Aluminum Contracts (United Kingdom)	157	May 2023	8,823,400	(291,306)	(291,306)
LME Nickel Contracts (United Kingdom)	73	Jan 2023	9,546,429	(252,768)	(252,768)
LME Nickel Contracts (United Kingdom)	59	May 2023	7,787,646	(206,743)	(206,743)
LME Zinc Contracts (United Kingdom)	189	Jan 2023	12,771,675	(951,870)	(951,870)
LME Zinc Contracts (United Kingdom)	99	May 2023	6,566,175	(475,904)	(475,904)
NYMEX Gasoline RBOB Contracts (United States)	244	Dec 2022	25,122,300	2,157,781	2,157,781
NYMEX Gasoline RBOB Contracts (United States)	9	Jun 2023	953,223	(26)	(26)
NYMEX Natural Gas Contracts (United States)	1,425	Dec 2022	93,722,250	(14,212,624)	(14,212,624)
NYMEX Natural Gas Contracts (United States)	94	Feb 2023	5,301,596	(274)	(274)
NYMEX Natural Gas Contracts (United States)	221	Apr 2023	10,472,260	(443,618)	(443,618)
NYMEX NY Harbor ULSD Contracts (United States)	210	Dec 2022	30,932,622	3,801,722	3,801,722
NYMEX WTI Crude Oil Contracts (United States)	901	Dec 2022	76,657,080	5,739,478	5,739,478

TOTAL FUTURES CONTRACTS					(6,353,802)
The notional amount of futures purchased as a percentage of Net Assets is 99.9%

Legend

(a)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(b)	Includes $89,753,599 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	664,391,822	510,893,396	393,000,368	5,043,957	-	-	782,284,850	1.6%
Total	664,391,822	510,893,396	393,000,368	5,043,957	-	-	782,284,850

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain /loss ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Geode Commodity Return Central Cayman Ltd.	142,743,718	109,999,860	25,000,109	-	1,562,604	(65,098,813)	164,207,260

The Fund invests in certain commodity-related investments through Geode Commodity Return Central Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of October 31, 2022, the Fund held an investment of $164,207,260 in the Subsidiary, representing 18.9% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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